Exhibit 99.1

Ligand to Spin-Off its OmniAb Business Through Merger with
Avista Public Acquisition Corp. II

Transaction will result in OmniAb becoming an independent publicly traded company

Ligand’s shareholders to receive 100% of Ligand’s shares in OmniAb through a tax-free distribution immediately prior to the merger

EMERYVILLE, CALIFORNIA and NEW YORK (March 23, 2022) – Ligand Pharmaceuticals Incorporated (Ligand) (NASDAQ: LGND) today announced the signing of a definitive merger agreement with Avista Public Acquisition Corp. II (APAC) (NASDAQ: AHPA), a publicly traded special purpose acquisition company (SPAC), providing for the spin-off of OmniAb, Inc. (OmniAb), Ligand’s antibody discovery business, immediately followed by a merger with a newly formed subsidiary of APAC. The combined company will be led by Ligand’s President, Matt Foehr, and will be renamed “OmniAb, Inc.”

Upon the closing of the transaction, Avista Capital Partners (Avista), APAC’s sponsor and a leading private equity firm focused on the healthcare industry, has agreed to invest up to $115 million in the combined company, and Ligand will contribute $15 million. The combined company will have an initial pre-money equity valuation of $850 million. Immediately prior to the transaction close, Ligand intends to distribute 100% of its ownership of OmniAb to Ligand shareholders in a tax-free distribution. The transaction is expected to close in the second half of 2022.

Ligand’s OmniAb antibody discovery platform provides pharmaceutical industry partners with access to diverse antibody repertoires and high-throughput screening technologies to enable discovery of next-generation therapeutics. At the heart of the OmniAb platform is the Biological Intelligence™ (BI) of its proprietary transgenic animals including OmniRat, OmniChicken and OmniMouse, which have been genetically modified to generate antibodies with human sequences to facilitate the development of human therapeutic candidates. Over 55 partners currently have access to OmniAb-derived antibodies and more than 250 programs are being actively developed or commercialized. In 2021, nine antibodies derived from the OmniAb platform entered clinical testing and two royalty-bearing antibodies received regulatory approvals.

“In late 2021, Ligand’s Board of Directors decided to separate Ligand into two public companies given the growth prospects and needs of our various proprietary technology platforms, and to unlock value to Ligand’s shareholders,” said John Higgins, CEO of Ligand. “We considered multiple ways to pursue a separation with the goals of ensuring a smooth transition of operations, a healthy balance sheet for both OmniAb and Ligand, and strong market sponsorship. As we were preparing for a first-half 2022 direct spin-off of OmniAb to Ligand’s shareholders, as discussed on our recent earnings call, we received an offer from Avista to merge OmniAb with their SPAC. The Avista team is comprised of high-quality healthcare operators and investors with an excellent track record. They have done extensive due diligence and see the potential and value of OmniAb, a highly competitive, leading platform with strong momentum given recent major clinical and regulatory successes. We are very pleased to partner with APAC and its shareholders to take OmniAb to the next level.”

“The OmniAb business is positioned for continued growth and success as we provide partners with access to diverse antibody repertoires and cutting-edge high-throughput screening technologies that enable the discovery of next-generation therapeutics,” said Mr. Foehr. “Two OmniAb-derived antibodies recently received regulatory approvals in China and a third approval is expected in the United States later this year. Our growing roster of partners and new programs illustrates the value our technology offers. We are excited to join forces with Avista to further build and expand our differentiated capabilities with applicability to a variety of modalities, and to leverage our technical strengths to become the industry’s partner of choice.”

David Burgstahler, CEO of APAC, added, “OmniAb’s merger with APAC and its subsequent status as a standalone public company will help propel the company toward a new phase of growth and value creation. The merger will empower OmniAb with access to the capital markets, strong cash reserves, the agility to drive innovation and a superb leadership team. We look forward to partnering with Matt and the entire organization as they continue to differentiate OmniAb as a critical partner in advancing drug discovery and development.”

Matt Foehr will lead OmniAb as CEO and will resign from his role as Ligand’s President and COO at closing. Kurt Gustafson has joined the OmniAb management team as CFO, bringing over 25 years of diverse experience in corporate finance and senior management roles in growth-oriented publicly traded biopharmaceutical companies, most recently as CFO of Spectrum Pharmaceuticals. Mr. Gustafson previously served as CFO of Halozyme Therapeutics and held senior finance roles at Amgen.

Transaction Details

The combination of OmniAb and AHPA is structured to guarantee a minimum of $130 million in gross cash to the combined company at the time of closing, and up to $266 million in the event of no redemptions by APAC shareholders. APAC’s shareholders will be eligible to participate in the transaction or to elect redemption of their shares. Avista has agreed to guarantee that Avista and AHPA will provide at least $115 million of gross cash to the combined company through a $15 million PIPE investment and a $100 million facility to backstop potential redemptions. Ligand’s $15 million contribution to OmniAb will be made irrespective of the number of redemptions or the Avista contributions.

Ligand intends to distribute 100% of the equity in OmniAb to Ligand shareholders immediately prior to the business combination with APAC. The transaction will be effected through a “Reverse Morris Trust” transaction pursuant to which OmniAb will be spun-off to Ligand’s shareholders and simultaneously merged as a subsidiary of APAC. The transaction is expected to be tax-free to Ligand and its shareholders for U.S. federal income tax purposes, except for cash received in lieu of fractional shares. Upon the closing of the transaction, Ligand shareholders are expected to own approximately 75% to 84% of the combined company, depending on redemptions, which will be listed on the Nasdaq Global Markets under the ticker symbol “OABI”.

The Boards of Directors of both APAC and Ligand have unanimously approved the proposed transaction, which is subject to customary closing conditions, including receipt of required regulatory approvals and receipt of approval from APAC’s shareholders.

Credit Suisse is acting as lead capital markets and financial advisor to OmniAb, Cowen, Stifel, SVB Leerink and Truist Securities are also acting as capital markets and financial advisors to OmniAb, and CJS Securities, Craig-Hallum Capital Group LLC, H.C. Wainwright & Co. and Roth Capital Partners are acting as advisors to OmniAb. Weil, Gotshal & Manges LLP is legal advisor to APAC. Latham & Watkins LLP is legal advisor to Ligand.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by APAC with the Securities and Exchange Commission (SEC) and will be available on the SEC’s website at www.sec.gov.

Technologies

Following the completion of this transaction, OmniAb will consist of the OmniAb discovery platform featuring transgenic animals that have been genetically modified to generate antibodies with human sequences to facilitate development of human therapeutic candidates, as well as the Icagen ion channel technology. Ligand Pharmaceuticals’ platform technologies will consist of the Captisol® technology, a patent-protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs, and the Pelican Expression Technology®, a robust, validated, cost-effective and scalable platform for recombinant protein production that is especially well-suited for complex, large-scale protein production.

About OmniAb®

The OmniAb discovery platform provides pharmaceutical industry partners with access to diverse antibody repertoires and high-throughput screening technologies to enable discovery of next-generation therapeutics. At the heart of the OmniAb platform is the Biological Intelligence (BI) of our proprietary transgenic animals, including OmniRat, OmniChicken and OmniMouse, which have been genetically modified to generate antibodies with human sequences to facilitate development of human therapeutic candidates. OmniFlic (transgenic rat) and OmniClic (transgenic chicken) address industry needs for bispecific antibody applications though a common light chain approach, and OmniTaur features unique structural attributes of cow antibodies for complex targets. OmniAb animals comprise the most diverse host systems available in the industry and they are optimally leveraged through computational antigen design and immunization methods, paired with high-throughput microfluidic-based single B cell screening and deep computational analysis of next-generation sequencing datasets to identify fully human antibodies with superior performance and developability characteristics. An established core competency focused on ion channels and transporters further differentiates our technology and creates opportunities to further leverage across modalities, including antibody-drug conjugates and others. The OmniAb suite of technologies and differentiating computational capabilities and BI features are combined to offer a highly efficient and customizable end-to-end solution for the growing discovery needs of the global pharmaceutical industry. For more information, please visit www.omniab.com.

About Avista Public Acquisition Corp. II

APAC is a special purpose acquisition company that completed its initial public offering in August 2021. APAC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or business combination with one or more businesses. APAC is sponsored by Avista Acquisition LP II, which was formed for the express purpose of acting as the sponsor for APAC. Avista Acquisition Corp. is an affiliate of Avista Capital Holdings, L.P. For more information, please visit www.avistapac.com/ahpac.

About Ligand

Ligand is a biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines. Our business model creates value for shareholders by providing a diversified portfolio of biotech and pharmaceutical product revenue streams that are supported by an efficient and low corporate cost structure. Our goal is to offer investors an opportunity to participate in the promise of the biotech industry in a profitable, diversified and lower-risk business than a typical biotech company. Our business model is based on doing what we do best: drug discovery, early-stage drug development, product reformulation and partnering. We partner with other pharmaceutical companies to leverage what they do best (late-stage development, regulatory management and commercialization) ultimately to generate our revenue. Ligand’s OmniAb® technology platform is a patent-protected transgenic animal platform used in the discovery of fully human monoclonal and bispecific therapeutic antibodies. The Captisol® platform technology is a patent-protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs. Ligand’s Pelican Expression Technology® is a robust, validated, cost-effective and scalable platform for recombinant protein production that is especially well-suited for complex, large-scale protein production where traditional systems are not. Ligand has established multiple alliances, licenses and other business relationships with the world’s leading pharmaceutical companies including Amgen, Merck, Pfizer, Sanofi, Janssen, Takeda, Servier, Gilead Sciences and Baxter International. For more information, please visit www.ligand.com.

Forward-Looking Statements

This news release contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this news release, including statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, the tax consequences of the proposed transaction, the amount of gross proceeds expected to be available to OmniAb after the closing and giving effect to any redemptions by APAC shareholders, OmniAb’s future results of operations and financial position, business strategy and its expectations regarding the application of, and the rate and degree of market acceptance of, the OmniAb technology platform and other technologies, OmniAb’s expectations regarding the addressable markets for our technologies, including the growth rate of the markets in which it operates, the potential for and timing of receipt of milestones and royalties under OmniAb’s license agreements with partners, are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Ligand, OmniAb and APAC, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Ligand’s or APAC’s securities; the risk that APAC shareholder approval of the proposed transactions is not obtained; the inability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the amount of funds available in APAC’s trust account following any redemptions by APAC’s shareholders; the failure to receive certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; changes in general economic conditions, including as a result of the COVID-19 pandemic or the conflict between Russia and Ukraine; the outcome of litigation related to or arising out of the proposed transactions, or any adverse developments therein or delays or costs resulting therefrom; the effect of the announcement or pendency of the transactions on Ligand’s, OmniAb’s or APAC’s business relationships, operating results, and businesses generally; the ability to continue to meet Nasdaq’s listing standards following the consummation of the proposed transactions; costs related to the proposed transactions; that the price of APAC’s or Ligand’s securities may be volatile due to a variety of factors, including Ligand’s, APAC’s or OmniAb’s inability to implement their business plans or meet or exceed their financial projections and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities; and the ability of OmniAb to implement its strategic initiatives.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of APAC’s registration statement on Form S-1 (File No. 333-257177), the registration statement on Form S-4, the registration statement on Form 10, the proxy/information statement/prospectus and certain other documents filed or that may be filed by APAC, Ligand or OmniAb from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ligand, OmniAb and APAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ligand, OmniAb, or APAC gives any assurance that Ligand, OmniAb or APAC will achieve their expectations. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Additional Information

In connection with the proposed transaction, OmniAb will file a registration statement on Form 10 registering shares of OmniAb common stock and APAC will file with the SEC a registration statement on Form S-4 registering shares of APAC common stock, warrants and certain equity awards. The Form S-4 to be filed by APAC will include a proxy statement/prospectus in connection with the APAC shareholder vote required in connection with the proposed transaction. The Form 10 to be filed by OmniAb will include the Form S-4 registration statement filed by APAC which will serve as an information statement/prospectus in connection with the spin-off of OmniAb. This communication does not contain all the information that should be considered concerning the business combination. This communication is not a substitute for the registration statements that OmniAb and APAC will file with the SEC or any other documents that APAC or OmniAb may file with the SEC or that APAC, Ligand or OmniAb may send to shareholders in connection with the business combination. It is not intended to form the basis of any investment decision or any other decision in respect to the business combination. APAC's shareholders and Ligand’s shareholders and other interested persons are advised to read, when available, the preliminary and definitive registration statements, and documents incorporated by reference therein, as these materials will contain important information about APAC, OmniAb and the business combination. The proxy statement/prospectus contained in APAC’s registration statement will be mailed to APAC's shareholders as of a record date to be established for voting on the business combination.

The registration statements, proxy statement/prospectus and other documents (when they are available) will also be available free of charge, at the SEC's website at www.sec.gov, or by directing a request to: Avista Public Acquisition Corp. II, 65 East 55th Street, 18th Floor, New York, NY 10022.

Participants in the Solicitation

APAC, Ligand and OmniAb and each of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from APAC’s shareholders in connection with the business combination. Shareholders are urged to carefully read the proxy statement/prospectus regarding the business combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of APAC’s shareholders in connection with the business combination will be set forth in the registration statement when it is filed with the SEC. Information about APAC's executive officers and directors and OmniAb's management and directors also will be set forth in the registration statement relating to the business combination when it becomes available.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Contacts:

Ligand Pharmaceuticals Incorporated

Simon Latimer

investors@ligand.com

(858) 550-7766

LHA Investor Relations

Bruce Voss

bvoss@lhai.com
(310) 691-7100

Avista Public Acquisition Corp. II

Amanda Heravi

heravi@avistacap.com

and

Daniel Yunger / Hallie Wolff

Kekst CNC

daniel.yunger@kekstcnc.com / hallie.wolff@kekstcnc.com

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